NUMBER

CS

BioLife® SOLUTIONS

Powering the Preservation Sciences

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 09062W 20 4

THIS IS TO CERTIFY THAT

SPECIMEN

IS THE OWNER OF

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE-TENTH OF ONE CENT ($.001) EACH OF

BioLife Solutions, Inc.

(hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Michael P. Rice

Chairman and Chief Executive Officer

BioLife Solutions, Inc. CORPORATE SEAL 1987 DELAWARE

Daphne Taylor

Secretary and Chief Financial Officer

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, New York)
TRANSFER AGENT AND REGISTRAR

By:

AUTHORIZED SIGNATURE

The Corporation will; furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.